Exhibit 10.5

Amendment No. 1 to Management Stockholders’ and Optionholders’ Agreement

This Amendment No. 1 (this “Amendment”) to the Management Stockholders’ and Optionholders’ Agreement (the “Agreement”), is made as of July       , 2005, among Williams Scotsman International, Inc. (f/k/a Scotsman Holdings, Inc.), a Delaware corporation (the “Company”), Cypress Merchant Banking Partners L.P., a Delaware limited partnership (“Cypress Onshore”), Cypress Offshore Partners L.P., a Cayman Islands limited partnership (“Cypress Offshore”), Scotsman Partners, L.P., a Texas limited partnership (“Scotsman Partners” and, together with Cypress Onshore and Cypress Offshore, the “Investor Group”), and the parties listed on the signature page hereto holding at least 51% of the aggregate Shares held by all Management Stockholders (each of the Company, the Investor Group, and the Management Stockholders as listed on the signature page hereto being a “Party” and, collectively, the “Parties”).  All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Parties originally entered into the Agreement on September 14, 1998.

WHEREAS, the Parties wish to amend the Agreement in connection with an initial public offering of the common stock of the Company.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.                                       Amendment to Section I.1(a).  The following sentence is hereby added to the end of Section I.1(a) of the Agreement:

“The Transfer restrictions in this Article I shall be terminated and shall have no further force or effect as of the 180th day after the date on which the underwriting agreement relating to an IPO (as defined in Section I.2(c) hereof) is entered into.

2.                                       Amendment to Section I.2(c).  The second sentence of Section I.2(c) of the Agreement is hereby amended and restated to read as follows:

“Notwithstanding any other provision contained in this Agreement, a Management Stockholder may not Transfer any Shares (other than pursuant to Section 2.1 hereof or to a Permitted Transferee pursuant to Section 1.2(a) hereof) until the earlier to occur of (i) 60 days after an IPO, or (ii) the day after the date on which the Investor Group Holders shall have disposed of Shares constituting more than 33-1/3% of the Original Shares (as defined in Article VI) and, thereafter, the aggregate number of Shares which a Management Stockholder may Transfer (other than pursuant to Section 2.1 hereof or to a Permitted Transferee pursuant to Section 1.2(a) hereof) in any 12 month period shall not exceed 25% of the sum of the number of Shares (if any) acquired by such Management Stockholder pursuant to the Subscription Agreement between the Company and such Management Stockholder plus the total number of Shares (if any) acquired by such

Management Stockholder pursuant to the exercise of employee stock options; provided that each of the Management Stockholders set forth on Schedule I to this Agreement may Transfer up to the number of Shares set forth opposite his name on Schedule I in an IPO if such Management Stockholder shall have entered into a 180-day lock-up agreement for the benefit of the underwriters in the IPO and if such Management Stockholders do not Transfer any other Shares during such lock-up period.”

3.                                       Amendment to Section I.3(a).  The last proviso of Section I.3(a) of the Agreement is hereby amended to read as follows:

“provided, further, that, upon the consummation of an IPO, the provisions of the preceding proviso and the following provisions of this Section I.3 shall be terminated and shall have no further force or effect.”

4.                                       Amendment to Section II.1.  The following sentence shall be added to the end of Section II.1 of the Agreement:

“Upon the consummation of an IPO, the provisions of this Article II shall be terminated and shall have no further force or effect.”

5.                                       Amendment to Section III.1(a).  The following sentence shall be added to the end of Section III.1(a) of the Agreement:

“Upon the consummation of an IPO, the provisions of this Article III shall be terminated and shall have no further force or effect.”

6.                                       Amendments to Section IV.1.  The following new Section IV.1(h) is hereby added to the Agreement:

“(h) Upon the consummation of an IPO, the provisions of this Article IV shall be terminated and shall have no further force or effect.”

7.                                       Amendment to Section V.1. Section V.1 is hereby amended and restated to read as follows:

“If the Company at any time after an IPO proposes to register Common Stock on behalf of the Investor Group, the Company shall give written notice each such time to each Management Stockholder who is then employed by the Company or whose employment theretofore shall have been terminated for any reason, other than termination by the Company for Cause or voluntary termination by such Management Stockholder (and the Permitted Transferees of such Management Stockholders) of its intention to do so; provided, however, no notice need be given to any Management Stockholder (and any Permitted Transferee thereof) and no such Management Stockholder (and any Permitted Transferee thereof) shall have any rights under this Section V.1 if (i) the Common Stock held by such Management Stockholder (and any Permitted Transferee thereof) has been disposed of pursuant to an effective registration statement, (ii) the entire amount of the Common Stock held by such Management Stockholder (and any Permitted Transferee thereof) may be sold pursuant to Rule 144(k) or (iii) the Common Stock held by such

Management Stockholder (and any Permitted Transferee thereof) has ceased to be outstanding.  Upon the written request of any such Management Stockholder or Permitted Transferee (a “Participating Management Stockholder”) given within 15 Business Days after receipt of any such notice by such Management Stockholder or Permitted Transferee (stating the amount of Common Stock to be disposed of by the Participating Management Stockholder), the Company shall include the Common Stock intended to be disposed of in a registration statement under the Securities Act so as to permit the disposition by the Participating Management Stockholder of the Common Stock so registered; provided, however, that the number of Shares which may be sold by a Participating Management Stockholder without the consent of the Investor Group Holders pursuant to any such registration statement may not exceed the product of (A) the total number of Shares then beneficially owned by such Participating Management Stockholder and (B) a fraction, the numerator of which shall be the total number of Shares intended to be disposed of by the Investor Group Holders pursuant to such registration statement and the denominator of which shall be the total number of Shares then beneficially owned by the Investor Group Holders.

Notwithstanding the foregoing, each Management Stockholder set forth on Schedule I to this Agreement may require the Company to include a portion of their Shares in a registration statement relating to an IPO subject to the terms of this Section V.1.  Each such Managing Stockholder set forth on Schedule I to this Agreement may elect by written notice to the Company to have up to the number of Shares set forth on Schedule I included in the registration statement relating to an IPO.

Each Participating Management Stockholder or other Management Stockholder participating in any registration of Shares under this Section V.1 shall be entitled to the benefits of, and subject to the obligations of, a “Holder” under Sections 5.5, 5.6, 5.7, 5.8, 5.10 and 5.11 of the Investor Stockholders Agreement dated as of May 22, 1997 among the Company, the Investor Group Holders and certain other persons named therein, as amended by Amendment No. 1 dated September 1, 1998.”

8.                                       Ratification of the Agreement.  Except as otherwise expressly provided herein, all of the terms and conditions of the Agreement are ratified and shall remain unchanged and continue in full force and effect.

9.                                       Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

10.                                 GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

By:
Name:
Title:

CYPRESS MERCHANT BANKING PARTNERS L.P.

By: Cypress Associates L.P., its general partner

By: Cypress Merchant Banking Partners
L.L.C., its general partner

By:
Name:
Title:

CYPRESS OFFSHORE PARTNERS L.P.

By: Cypress Associates L.P., its general partner

By: Cypress Merchant Banking Partners L.L.C., its general partner

By:
Name:
Title:

SCOTSMAN PARTNERS, L.P.

By: Group 31, Inc., its
general partner

By:
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO MANAGEMENT STOCKHOLDERS’ AND
OPTIONHOLDERS’ AGREEMENT

The undersigned has read the foregoing Amendment No. 1 to Management Stockholders’ and Optionholders’ Agreement, dated as of           , 2005 the “Amendment”), and hereby agrees to the terms of the Amendment.

IN WITNESS WHEREOF, the undersigned has signed and delivered the Amendment as of the date indicated below.

Name of Management Stockholder
(Please Print)

Signature of Management Stockholder

Date:

SCHEDULE I

Management Stockholder	Number of Shares*

Gerard E. Holthaus

Joseph F. Donegan

William C. LeBuhn

John B. Ross

*                           This schedule reflects a number of shares after giving effect to the stock split for the IPO.